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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     __________


                                      FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  DECEMBER 7, 1998




                              UNIONBANCAL CORPORATION
               (Exact name of registrant as specified in its charter)



              CALIFORNIA                  0-28118            94-1234979
   (State or other jurisdiction of     (Commission        (I.R.S. Employer
    incorporation or organization)     File Number)     Identification No.)


              350 CALIFORNIA STREET
            SAN FRANCISCO, CALIFORNIA                            94104
     (Address of principal executive offices)                  (Zip Code)




        Registrant's telephone number, including area code:  (415) 765-2969

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ITEM 5.  OTHER EVENTS

          This Current Report on Form 8-K amends the registration statements of UnionBanCal Corporation ("UNBC") noted below (the "Registration Statements"), in accordance with rule 416(b) promulgated under the Securities Act of 1933, as amended, to reflect an increase in the number of shares of common stock of UNBC (the "Common Stock") covered by such Registration Statements as a result of a 3-for-1 split of the Common Stock, payable on December 21, 1998 to shareholders of record on December 7, 1998. UNBC previously paid registration fees with each of the original filings of the Registration Statements. Accordingly, no registration fees are required.

     1. Registration Statement on Form S-8 (File No. 333-27987), relating to the UnionBanCal Corporation Management Stock Plan, is hereby amended to cover 5,665,146 shares of Common Stock.

     2. Registration Statement on Form S-8 (File No. 33-3-3044), relating to the UnionBanCal Corporation Management Stock Plan, is hereby amended to cover 934,854 shares of Common Stock.

     3. Registration Statement on Form S-8 (File No. 33-3-3042), relating to the Union Bank of California, N.A. 401(k) Plan and Trust, is hereby amended to cover 750,000 shares of Common Stock.

     4. Registration Statement on Form S-3 (File No. 33-3-3040), relating to the UnionBanCal Corporation Common Stock Dividend Reinvestment and Stock Purchase Plan, is hereby amended to cover 600,000 shares of Common Stock.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIONBANCAL CORPORATION



Date: December 8, 1998                  By:    /s/ MORRIS W. HIRSCH
                                             ------------------------
                                                  Morris W. Hirsch
                                               SENIOR VICE PRESIDENT


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